Exhibit 99.Section 19(a)

EXHIBIT 3: SECTION 19(a) NOTICE TO FUND’S SHAREHOLDERS

Tekla Healthcare Opportunities Fund

Notification of Sources of Distribution

Distribution Paid Date:    December 30, 2022

Distribution Amount Per Common Share:	$0.1125

The following table sets forth the estimated amounts of the current distribution, paid December 30, 2022, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

		Percentage Breakdown	Total Cumulative	Percentage Breakdown of the Total Cumulative
	Current Distribution	of Current Distribution	Distributions for the Fiscal Year to Date[1]	Distributions for the Fiscal Year to Date[1]
Net Investment Income	$0.0000	0%	$0.0041	1%
Net Realized ST Cap Gains	$0.0184	16%	$0.0196	6%
Net Realized LT Cap Gains	$0.0000	0%	$0.0795	24%
Return of Capital or Other Capital Source	$0.0941	84%	$0.2343	69%
TOTAL (per common share):	$0.1125	100%	$0.3375	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from November 30, 2017 through November 30, 2022	10.96%
Annualized current distribution rate expressed as a percentage of NAV as of November 30, 2022	5.91%
Cumulative total return at NAV for the fiscal year, through November 30, 2022[2]	14.37%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of November 30, 2022[1]	1.48%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized appreciation of portfolio securities and net realized gains on sale of securities is $137,650,758 of which $136,207,583 represents net unrealized appreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

1	The Fund’s current fiscal year began on October 1, 2022.
2	Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2022 through November 30, 2022.

Tekla Healthcare Opportunities Fund
CUSIP: 879105104

www.teklacap.com

Tekla Capital Management LLC
100 Federal Street, 19th Floor
Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

03QFHA           002CSND6C0

TEKLA HEALTHCARE OPPORTUNITIES FUND

Notification of Sources of Distribution

Distribution Paid Date:    January 31, 2023

Distribution Amount Per Common Share:	$0.1125

The following table sets forth the estimated amounts of the current distribution, paid January 31, 2023, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

		Percentage Breakdown	Total Cumulative	Percentage Breakdown of the Total Cumulative
	Current Distribution	of Current Distribution	Distributions for the Fiscal Year to Date[1]	Distributions for the Fiscal Year to Date[1]
Net Investment Income	$0.0000	0%	$0.0041	1%
Net Realized ST Cap Gains	$0.0288	26%	$0.0484	11%
Net Realized LT Cap Gains	$0.0092	8%	$0.0887	20%
Return of Capital or Other Capital Source	$0.0745	66%	$0.3088	68%
TOTAL (per common share):	$0.1125	100%	$0.4500	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from December 31, 2017 through December 31, 2022	10.36%
Annualized current distribution rate expressed as a percentage of NAV as of December 31, 2022	6.08%
Cumulative total return at NAV for the fiscal year, through December 31, 2022[2]	11.69%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of December 31, 2022[1]	2.03%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized appreciation of portfolio securities and net realized gains on sale of securities is $146,155,208 of which $143,877,972 represents net unrealized appreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

1	The Fund’s current fiscal year began on October 1, 2022.
2	Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2022 through December 31, 2022.

Tekla Healthcare Opportunities Fund
CUSIP: 879105104

www.teklacap.com

Tekla Capital Management LLC
100 Federal Street, 19th Floor
Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

03QY4A            002CSND7E1

TEKLA HEALTHCARE OPPORTUNITIES FUND

Notification of Sources of Distribution

Distribution Paid Date:     February 28, 2023

Distribution Amount Per Common Share:	$0.1125

The following table sets forth the estimated amounts of the current distribution, paid February 28, 2023, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

		Percentage Breakdown	Total Cumulative	Percentage Breakdown of the Total Cumulative
	Current Distribution	of Current Distribution	Distributions for the Fiscal Year to Date[1]	Distributions for the Fiscal Year to Date[1]
Net Investment Income	$0.0000	0%	$0.0041	1%
Net Realized ST Cap Gains	$0.0412	37%	$0.0896	16%
Net Realized LT Cap Gains	$0.0096	8%	$0.0983	17%
Return of Capital or Other Capital Source	$0.0617	55%	$0.3705	66%
TOTAL (per common share):	$0.1125	100%	$0.5625	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from January 31, 2018 through January 31, 2023	9.14%
Annualized current distribution rate expressed as a percentage of NAV as of January 31, 2023	6.15%
Cumulative total return at NAV for the fiscal year, through January 31, 2023[2]	11.07%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of January 31, 2023[1]	2.56%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The composition of this and subsequent distributions may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized appreciation of portfolio securities and net realized gains on sale of securities is $114,076,680 of which $108,380,701 represents net unrealized appreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

1	The Fund’s current fiscal year began on October 1, 2022.
2	Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2022 through January 31, 2023.

Tekla Healthcare Opportunities Fund

CUSIP: 879105104

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

03RN7B           002CSND9D3

TEKLA HEALTHCARE OPPORTUNITIES FUND

Notification of Sources of Distribution

Distribution Paid Date:    March 31, 2023

Distribution Amount Per Common Share:	$0.1125

The following table sets forth the estimated amounts of the current distribution, paid March 31, 2023, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

	Current Distribution	Percentage Breakdown of Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date[1]	Percentage Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date[1]
Net Investment Income	$0.0008	1%	$0.0049	1%
Net Realized ST Cap Gains	$0.0458	41%	$0.1354	20%
Net Realized LT Cap Gains	$0.0012	1%	$0.0995	15%
Return of Capital or Other Capital Source	$0.0647	57%	$0.4352	64%
TOTAL (per common share):	$0.1125	100%	$0.6750	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from February 28, 2018 through February 28, 2023	9.43%
Annualized current distribution rate expressed as a percentage of NAV as of February 28, 2023	6.51%
Cumulative total return at NAV for the fiscal year, through February 28, 2023[2]	5.67%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of February 28, 2023[1]	3.25%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized appreciation of portfolio securities and net realized gains on sale of securities is $92,230,970 of which $85,549,742 represents net unrealized appreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

1	The Fund’s current fiscal year began on October 1, 2022.
2	Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2022 through February 28, 2023.

Tekla Healthcare Opportunities Fund

CUSIP: 879105104

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

03SMBC           002CSNDB73

TEKLA HEALTHCARE OPPORTUNITIES FUND

Notification of Sources of Distribution

Distribution Paid Date:    April 28, 2023

Distribution Amount Per Common Share:	$0.1125

The following table sets forth the estimated amounts of the current distribution, paid April 28, 2023, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

	Current Distribution	Percentage Breakdown of Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date[1]	Percentage Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date[1]
Net Investment Income	$0.0000	0%	$0.0049	1%
Net Realized ST Cap Gains	$0.0329	29%	$0.1683	21%
Net Realized LT Cap Gains	$0.0309	28%	$0.1304	17%
Return of Capital or Other Capital Source	$0.0487	43%	$0.4839	61%
TOTAL (per common share):	$0.1125	100%	$0.7875	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from March 31, 2018 through March 31, 2023	10.28%
Annualized current distribution rate expressed as a percentage of NAV as of March 31, 2023	6.42%
Cumulative total return at NAV for the fiscal year, through March 31, 2023[2]	7.69%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of March 31, 2023[1]	3.75%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized appreciation of portfolio securities and net realized gains on sale of securities is $138,400,650 of which $129,447,305 represents net unrealized appreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

1	The Fund’s current fiscal year began on October 1, 2022.
2	Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2022 through March 31, 2023.

Tekla Healthcare Opportunities Fund
CUSIP: 879105104

www.teklacap.com

Tekla Capital Management LLC
100 Federal Street, 19th Floor
Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

03TIGB           002CSNDCAD

TEKLA HEALTHCARE OPPORTUNITIES FUND

Notification of Sources of Distribution

Distribution Paid Date:    May 31, 2023

Distribution Amount Per Common Share:	$0.1125

The following table sets forth the estimated amounts of the current distribution, paid May 31, 2023, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

	Current Distribution	Percentage Breakdown of Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date[1]	Percentage Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date[1]
Net Investment Income	$0.0000	0%	$0.0049	1%
Net Realized ST Cap Gains	$0.0526	47%	$0.2209	24%
Net Realized LT Cap Gains	$0.0456	40%	$0.1760	20%
Return of Capital or Other Capital Source	$0.0143	13%	$0.4982	55%
TOTAL (per common share):	$0.1125	100%	$0.9000	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from April 30, 2018 through April 30, 2023	10.67%
Annualized current distribution rate expressed as a percentage of NAV as of April 30, 2023	6.28%
Cumulative total return at NAV for the fiscal year, through April 30, 2023[2]	10.85%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of April 30, 2023[1]	4.18%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized appreciation of portfolio securities and net realized gains on sale of securities is $111,909,121 of which $98,070,008 represents net unrealized appreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

1	The Fund’s current fiscal year began on October 1, 2022.
2	Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2022 through April 30, 2023.

Tekla Healthcare Opportunities Fund
CUSIP: 879105104

www.teklacap.com

Tekla Capital Management LLC
100 Federal Street, 19th Floor
Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

03U6IA           002CSNDDBF